Exhibit 99.1

GREAT AJAX CORP. ANNOUNCES RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2024 AND

ANNOUNCES INTENT TO REBRAND TO RITHM PROPERTY TRUST INC.

New York, NY—October 21, 2024 —Great Ajax Corp. (NYSE: AJX, “Great Ajax” or the “Company”) today announced the following financial results for the quarter ended September 30, 2024.

Third Quarter Financial Highlights:

•	GAAP net loss attributable to common stockholders of $(8.0) million, or $(0.18) per diluted share[1]

•	Earnings Available for Distribution of $(5.4) million or $(0.12) per diluted common share[1,2]

•	Book value per common share of $5.47 at September 30, 2024[1]

•	Paid a common dividend of $2.7 million, or $0.06 per common share

	Q3 2024		Q2 2024
Summary of Operating Results
GAAP Net Loss per Diluted Common Share[1]	$(0.18)		$(0.32)
GAAP Net Loss	$(8.0	)million	$(12.7	)million

Non-GAAP Results
Earnings Available for Distribution per Diluted Common Share[1,2]	$(0.12)		$(0.24)
Earnings Available for Distribution[2]	$(5.4	)million	$(9.6	)million

Book Value
Book Value per Common Share[1]	$5.47		$5.56
Book Value	$246.1	million	$253.6	million

Common Dividend
Common Dividend per Share	$0.06		$0.06
Common Dividend	$2.7	million	$2.2	million

1. Per common share calculations for both GAAP net loss and Earnings Available for Distribution are based on 45,327,254 and 39,344,128 weighted average diluted shares for the quarters ended September 30, 2024 and June 30, 2024, respectively. Per share calculations of Book Value are based on 44,978,969 and 45,605,549 common shares outstanding as of September 30, 2024 and June 30, 2024, respectively.

2. Earnings Available for Distribution is a non-GAAP financial measure. For a reconciliation of Earnings Available for Distribution to GAAP net loss, as well as an explanation of this measure, please refer to the section entitled Non-GAAP Financial Measures and Reconciliation to GAAP Net Loss.

“When we completed the strategic transaction with Great Ajax, we were clear about our mission: to transform the Company from a legacy residential mortgage vehicle into an opportunistic real estate platform,” said Michael Nierenberg, Chief Executive Officer of Rithm Capital Corp. “During the third quarter, we made significant progress towards doing so by selling down $148 million UPB of legacy assets and growing our commercial real estate debt portfolio to over $100 million UPB. We are excited about the future of the Company and are committed to providing shareholders with growth and value creation.”

Third Quarter Company Highlights:

•	Loan and Security Sales: Sold residential loans and securities with approximately $148.0 million in unpaid principal balance (“UPB”), generating net proceeds of approximately $31.7 million.

•	Commercial Real Estate Investments: Acquired $81.9 million in UPB of commercial mortgage-backed securities (“CMBS”), bringing our total investment in CMBS to $101.9 million, as we continue to execute on our transition into the commercial real estate sector.

•	Capital Activity: On September 6, 2024, the Company filed a shelf registration statement with the U.S. Securities and Exchange Commission (“SEC”) to increase the aggregate maximum offering price of its common stock, preferred stock, debt securities, warrants and units to $400 million. The filed shelf registration statement when declared effective by the SEC will replace the Company’s prior shelf registration statement. The securities described in the recently filed shelf registration statement may not be sold and offers to buy may not be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

•	Dividend Declaration: On October 18, 2024, our board of directors declared a cash dividend of $0.06 per common share to be paid on November 29, 2024, to stockholders of record as of November 15, 2024.

Rebranding to Rithm Property Trust

In connection with the Company’s strategic transaction with Rithm Capital Corp. (“Rithm”), the Company expects to change its name and rebrand as Rithm Property Trust Inc. (“Rithm Property Trust”) and to change its ticker symbol on the New York Stock Exchange to “RPT”. The rebranding initiative highlights a new chapter in the Company’s evolution as an opportunistic real estate investment platform.

The name change is expected to take effect during the fourth quarter of 2024, pursuant to customary notices

Earnings Conference Call

Great Ajax will host a conference call at 8:00 AM ET on Monday, October 21, 2024, to review its financial results for the third quarter of 2024. The conference call may be accessed by dialing 1-844-746-0740 (from within the U.S.) or 1-412-317-5106 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Great Ajax Third Quarter 2024 Earnings Call.” In addition, participants are encouraged to pre-register for the conference call at https://dpregister.com/sreg/10193667/fdb89356c2.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.greatajax.com. Please allow extra time prior to the call to visit the website and download any necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available two hours following the call’s completion through 11:59 P.M. Eastern Time on Monday, October 28 2024, by dialing 1-877-344-7529 (from within the U.S.) or 1-412-317-0088 (from outside of the U.S.); please reference access code “6885966.”

About Great Ajax Corp.

Great Ajax Corp. is a real estate investment platform externally managed by RCM GA Manager LLC, an affiliate of Rithm. Great Ajax has historically focused on acquiring, investing in and managing re-performing loans and non-performing loans secured by single-family residences and commercial properties. In connection with its recent strategic transaction with Rithm, the Company expects to transition to a flexible commercial real estate focused investment strategy. Great Ajax is a Maryland corporation that is organized and conducts its operations to qualify as a real estate investment trust (“REIT”) for federal income tax purposes.

Forward-Looking Statements

This press release contains certain information which constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “seek,” “believes,” “intends,” “expects,” “projects,” “anticipates,” “plans” and “future” or similar expressions are intended to identify forward-looking statements, including the Company’s expectation of the effective date of the name change and its new ticker symbol on the New York Stock Exchange. These statements are not historical facts. These forward-looking statements represent management’s current expectations regarding future events and are subject to the inherent uncertainties in predicting future results and conditions, many of which are beyond our control. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements see the sections entitled “Cautionary Statement Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings, including the Company’s recent proxy statements, filed with the Securities and Exchange Commission. The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Investor Relations
646-868-5483
IR@great-ajax.com

GREAT AJAX CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands except per share amounts)

(Unaudited)

	Three months ended
	September 30, 2024	June 30, 2024
Revenues:
Interest income	$12,348	$11,915
Interest expense	(8,660)	(11,567)
Net interest income	3,688	348
Net change in the allowance for credit losses	(857)	—
Net interest income after the net change in the allowance for credit losses	2,831	348
Loss from investments in affiliates	(624)	(974)
Mark to market loss on mortgage loans held-for-sale, net	(1,712)	(6,488)
Other loss	(3,278)	(1,844)
Total loss, net	(2,783)	(8,958)
Expenses:
Loan servicing fees	593	1,324
Management fee	2,235	2,173
Professional fees	1,083	855
Fair value adjustment on mark to market liabilities	—	(4,430)
Other expense	1,286	4,753
Total expense	5,197	4,675
Loss before provision for income taxes	(7,980)	(13,633)
Provision for income taxes (benefit)	(23)	(772)
Net loss	(7,957)	(12,861)
Less: net income/(loss) attributable to the non-controlling interest	72	(119)
Net loss attributable to the Company	(8,029)	(12,742)
Net loss attributable to common stockholders	$(8,029)	$(12,742)

Net loss per share of common stock:
Basic	$(0.18)	$(0.32)
Diluted	$(0.18)	$(0.32)
Weighted average number of shares of common stock outstanding:
Basic	45,327,254	39,344,128
Diluted	45,327,254	39,344,128

GREAT AJAX CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands except per share amounts)

	September 30, 2024	December 31, 2023
Assets:	(Unaudited)
Cash and cash equivalents	$84,016	$52,834
Mortgage loans held-for-sale, net	31,315	55,718
Mortgage loans held-for-investment, net	403,056	864,551
Investments in securities available-for-sale, at fair value	166,650	131,558
Investments in securities held-to-maturity	47,144	59,691
Investment in equity securities at fair value	21,918	—
Investments in beneficial interests	88,996	104,162
Other assets	15,056	67,777
Total Assets	$858,151	$1,336,291

Liabilities and Equity
Liabilities:
Secured borrowings, net	$266,776	$411,212
Borrowings under repurchase transactions	231,464	375,745
Convertible senior notes	—	103,516
Notes payable, net	107,432	106,844
Warrant liability	—	16,644
Accrued expenses and other liabilities	5,386	11,435
Total Liabilities	611,058	1,025,396

Equity:
Preferred stock $0.01 par value, 25,000,000 shares authorized
Series A 7.25% Fixed-to-Floating Rate Cumulative Redeemable, $25.00 liquidation preference per share, zero shares issued and outstanding at September 30, 2024 and 424,949 shares issued and outstanding at December 31, 2023	—	9,411
Series B 5.00% Fixed-to-Floating Rate Cumulative Redeemable, $25.00 liquidation preference per share, zero shares issued and outstanding at September 30, 2024 and 1,135,590 shares issued and outstanding at December 31, 2023	—	25,143
Common stock $0.01 par value, 125,000,000 shares authorized, 44,978,969 shares issued and outstanding at September 30, 2024 and 27,460,161 shares issued and outstanding at December 31, 2023	466	285
Additional paid-in capital	423,623	352,060
Treasury stock	(11,594)	(9,557)
Retained deficit	(158,126)	(54,382)
Accumulated other comprehensive loss	(8,279)	(14,027)
Equity attributable to stockholders	246,090	308,933
Non-controlling interests	1,003	1,962
Total Equity	247,093	310,895
Total Liabilities and Equity	$858,151	$1,336,291

NON-GAAP FINANCIAL MEASURES AND RECONCILIATION TO GAAP NET LOSS

“Earnings available for distribution” is a non-GAAP financial measure of the Company’s operating performance, which is used by management to evaluate the Company’s performance excluding: (i) net realized and unrealized gains and losses on certain assets and liabilities; (ii) other net income and losses not related to the performance of the investment portfolio; and (iii) non-capitalized transaction related expenses.

The Company has three primary variables that impact its performance: (i) Net interest margin on assets held within the investment portfolio; (ii) realized and unrealized gains or losses on assets held within the investment portfolio, including any impairment or reserve for expected credit losses; and, (iii) the Company’s operating expenses and taxes.

The Company’s definition of earnings available for distribution excludes certain realized and unrealized losses, which although they represent a part of the Company’s recurring operations, are subject to significant variability and are generally limited to a potential indicator of future economic performance. Within other net income and losses, management primarily excludes equity-based compensation expenses.

With regard to non-capitalized transaction-related expenses, management does not view these costs as part of the Company’s core operations, as they are considered by management to be similar to realized losses incurred at acquisition. Non-capitalized transaction-related expenses generally relate to legal and valuation service costs, as well as other professional service fees, incurred when the Company acquires certain investments.

Management believes that the adjustments to compute “earnings available for distribution” specified above allow investors and analysts to readily identify and track the operating performance of the assets that form the core of the Company’s activity, assist in comparing the core operating results between periods, and enable investors to evaluate the Company’s current core performance using the same financial measure that management uses to operate the business. Management also utilizes earnings available for distribution as a financial measure in its decision-making process relating to improvements to the underlying fundamental operations of the Company’s investments, as well as the allocation of resources between those investments, and management also relies on earnings available for distribution as an indicator of the results of such decisions. Earnings available for distribution excludes certain recurring items, such as gains and losses (including impairment) and non-capitalized transaction-related expenses, because they are not considered by management to be part of the Company’s core operations for the reasons described herein. As such earnings available for distribution is not intended to reflect all of the Company’s activity and should be considered as only one of the factors used by management in assessing the Company’s performance, along with GAAP net income which is inclusive of all of the Company’s activities.

The Company views earnings available for distribution as a consistent financial measure of its portfolio’s ability to generate income for distribution to common stockholders. Earnings available for distribution does not represent and should not be considered as a substitute for, or superior to, net income or as a substitute for, or superior to, cash flows from operating activities, each as determined in accordance with GAAP, and the Company’s calculation of this financial measure may not be comparable to similarly entitled financial measures reported by other companies. Furthermore, to maintain qualification as a REIT, U.S. federal income tax law generally requires that the Company distribute at least 90% of its REIT taxable income annually, determined without regard to the deduction for dividends paid and excluding net capital gains. Because the Company views earnings available for distribution as a consistent financial measure of its ability to generate income for distribution to common stockholders, earnings available for distribution is one metric, but not the exclusive metric, that the Company’s board of directors uses to determine the amount, if any, and the payment date of dividends on common stock. However, earnings available for distribution should not be considered as an indication of the Company’s taxable income, a guaranty of its ability to pay dividends or as a proxy for the amount of dividends it may pay, as earnings available for distribution excludes certain items that impact its cash needs.

Reconciliation of GAAP Net Loss to Earnings Available for Distribution

(Dollars in thousands except per share amounts)

(Unaudited)

The table below provides a reconciliation of earnings available for distribution to the most directly comparable GAAP financial measure:

	Three months ended
	September 30, 2024	June 30, 2024
Net loss attributable to common stockholders	$(8,029)	$(12,742)
Adjustments
Provision for income taxes (benefit)	(23)	(772)
Net income (loss) attributable to non-controlling interest	72	(119)
Realized and unrealized gains	1,640	2,058
Expenses related to the Strategic Transaction	1,010	883
Other adjustments	(30)	1,094
Earnings Available for Distribution	$(5,360)	$(9,598)

Basic Earnings Available for Distribution per common share[1]	$(0.12)	$(0.24)
Diluted Earnings Available for Distribution per common share[1]	$(0.12)	$(0.24)

1 Per common share calculations for both GAAP net loss and Earnings Available for Distribution are based on 45,327,254 and 39,344,128 weighted average diluted shares for the quarters ended September 30, 2024 and June 30, 2024, respectively.